UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ____)
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CRYOPORT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CRYOPORT, INC.
20382 Barents Sea Circle
Lake Forest, CA92630
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Thursday, September 22, 2011
Dear Fellow Stockholders:
August 15, 2011
The 2011 Annual Meeting of the Stockholders (the “Annual Meeting”) of CryoPort, Inc., a Nevada Corporation (the “Company”), will be held at the Company’s corporate office, located at 402 W. Broadway, Suite 400, San Diego, California 92101, on Thursday, September 22, 2011, at 10:00 a.m. local time, for the following purposes:
(1) To re-elect four directors;
(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ending March 31, 2012;
(3) To approve an amendment to our Amended and Restated Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of 2,500,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors;
(4) To approve the Company’s 2011 Stock Incentive Plan; and
(5) To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on Monday, August 1, 2011 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting, or any adjournments thereof. This Proxy Statement was first mailed to stockholders on or about August 15, 2011. We cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy card in the envelope provided or take advantage of the opportunity to vote your proxy online. If you have any questions or need assistance voting your shares of our Common Stock, please contact Eagle Rock Proxy Advisors LLC, 12 Commerce Drive, Cranford, New Jersey 07016, our proxy solicitor, by calling toll-free at 855-612-6973.
Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The enclosed Proxy Statement and accompanying 2011 Annual Report are available on the Internet at https://materials.proxyvote.com/229050.
YOUR VOTE IS IMPORTANT
YOU ARE URGED TO VOTE YOUR PROXY PROMPTLY BY MAIL, TELEPHONE OR VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Sincerely,
/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Director

PROXY STATEMENT
2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, SEPTEMBER 22, 2011
GENERAL INFORMATION
Introduction
This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of CryoPort, Inc., a Nevada corporation (referred to as “we,” “us,” “our,” “Company” or “CryoPort”), with respect to the 2011 Annual Meeting of Stockholders of the Company and any adjournment thereof (the “Annual Meeting”) to be held at the Company’s corporate office, located at 402 W. Broadway, Suite 400, San Diego, California 92101, at 10:00 a.m. local time.
The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about August 15, 2011.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On September 22, 2011.
The Proxy Statement and 2011 Annual Report are available on the Internet at the following website https://materials.proxyvote.com/229050. Information on the website does not constitute a part of this Proxy Statement.
What is the purpose of the Annual Meeting?
The matters to be voted upon at the Annual Meeting are:
(1) To re-elect four directors;
(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ending March 31, 2012;
(3) To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of 2,500,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board;
(4) To approve the Company’s 2011 Stock Incentive Plan; and
(5) To transact such other business as may properly come before the meeting or any adjournment thereof.
Why am I being provided with these materials?
Owners of record of the Company’s common stock as of the close of business on August 1, 2011 (the “Record Date”) are entitled to vote in connection with the Annual Meeting. As a stockholder, you are requested to vote on the Proposals described in this Proxy Statement. This Proxy Statement describes the Proposals presented for stockholder action at our Annual Meeting and includes information required to be disclosed to stockholders.

Who can vote in connection with the Annual Meeting?
You may vote if you were the record owner of the Company’s common stock as of the close of business on the Record Date. Each share of common stock is entitled to one vote. As of August 1, 2011, there were 27,945,931 shares of common stock outstanding and entitled to vote.
How do I vote?
There are several ways to cast your vote:
•	You may vote over the Internet, by going to https://materials.proxyvote.com/229050. You will need to type in the Control Number indicated on your Proxy Card and follow the instructions.
•	You may vote over the telephone, by dialing 1-800-690-6903 and follow the recorded instructions. You will need the Control Number indicated on your Proxy Card.
•
You may vote by mailing in the Proxy Card ballot. To vote by mail using the enclosed Proxy Card (if you received a printed copy of these proxy materials by mail or if you printed a Proxy Card off the Internet), you will need to complete, sign and date your Proxy Card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 51 Merced Way, Edgewood, NY 11717.

•	You may vote in person, at the commencement of the Annual Meeting.
How does the Board recommend that I vote my shares?
Unless you give other instructions through your proxy vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. For the reasons set forth in more detail later in the Proxy Statement, the Board recommends the following:
Proposal 1:	The Board recommends a vote “FOR”;

Proposal 2:	The Board recommends a vote “FOR”;

Proposal 3:	The Board recommends a vote “FOR”; and

Proposal 4:	The Board recommends a vote “FOR”.
We encourage all stockholders to vote their shares. If you own your shares in “street name” and do not instruct your broker or other record owner of the shares as to how to vote, such broker or other record owner may vote your shares pursuant to its discretionary authority, at least with respect to Proposal 2.
What types of votes are permitted on each Proposal?
Proposal 1:	You may either vote “FOR” all the nominees to the Board, you may “WITHHOLD” for all nominees, or you may “WITHHOLD” your vote from any nominee you specify.

Proposal 2:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

Proposal 3:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

Proposal 4:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.
If you vote “WITHHOLD” (in the case of Proposal 1 above) or “ABSTAIN” (in the case of Proposals 2, 3 and 4 above) your vote will not be counted towards the vote total for such Proposal.
How many votes are needed to approve each Proposal?
Proposal 1:	The four nominees receiving the most “FOR” votes will be elected.

Proposal 2:	There must be a “FOR” vote from the majority of votes cast.

Proposal 3:	There must be a “FOR” vote from the majority of outstanding shares of common stock.

Proposal 4:	There must be a “FOR” vote from the majority of votes cast.
The Board will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

What constitutes a quorum?
To carry on the business of the meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or present at the meeting. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the meeting.
What are broker non-votes?
Broker non-votes occur with respect to shares held in “street name,” in cases where the record owner (for instance, the brokerage firm, or bank) does not receive voting instructions from the beneficial owner and the record owner does not have the authority to vote those shares.
Various national and regional securities exchanges, including the rules of the New York Stock Exchange, applicable to brokers, banks, and other holders of record determine whether the record owner (for instance, the brokerage firm, or bank) is able to vote on a proposal if the record owner does not receive voting instructions from the beneficial owner. The record owner may vote on proposals that are determined to be routine under these rules and may not vote on proposals that are determined to be non-routine under these rules. If a proposal is determined to be routine, your broker, bank, or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. The proposal to ratify the appointment of our independent registered public accounting firm is a routine matter and the record owner may vote your shares on this proposal if it does not get instructions from you.
The proposal to elect directors and the proposals to approve an amendment to our Amended and Restated Articles of Incorporation and to approve our 2011 Stock Incentive Plan are non-routine and the record owner may not vote your shares on any of these proposals if it does not get instructions from you. If you do not provide voting instructions on these three matters, a broker non-vote will occur. Broker non-votes, as well as “ABSTAIN” votes, will each be counted towards the presence of a quorum but will not be counted towards the vote total for any Proposal.
What if my shares are not registered directly in my name but are held in “street name”?
If at the Record Date your shares were held in “street name” (for instance, through a brokerage firm or bank), then you are the beneficial owner of such shares, and such shares are not registered directly in your name. The organization holding your account is considered the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. You will receive the notice and other proxy materials if requested, as well as voting instructions, directly from that organization.
If I am a beneficial owner of CryoPort shares, how do I vote?
If you are a beneficial owner, you will need to follow the voting instructions provided to you by the organization holding your account (for instance, your brokerage firm). To request documents or if you have any questions about voting, you will need to contact your broker. As a beneficial owner, if you would like to vote in person at the Annual Meeting, you must obtain a Legal Proxy from your broker or other applicable registered owner of your shares, in advance of the meeting.
Can I dissent or exercise rights of appraisal?
Neither Nevada law nor our Amended and Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with any of the proposals to be presented at the Annual Meeting. If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

How many votes do I have?
On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on the Record Date.
How are the votes counted?
All votes will be tabulated by the inspector of elections appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.
Will stockholders be asked to vote on any other matters?
The Board is not aware of any other matters that will be brought before the stockholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment. Stockholders attending the meeting may directly vote on those matters or they may vote by proxy.
How many Annual Reports and Proxy Statements are delivered to a shared address?
If you and one or more holders of our common stock share the same address, it is possible that only one Proxy Statement and Annual Report was delivered to your address. This is known as “householding.” We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 402 W. Broadway, Suite 400, San Diego, California 92101 Attn: Secretary, telephone: (619) 595-3130. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.
What does it mean if I receive more than one Notice or Proxy Card?
If you receive more than one Proxy Card, your shares are owned in more than one name or in multiple accounts. In order to ensure that all of your shares are voted, you must follow the voting instructions included in each Proxy Card.
Can I change or revoke my vote after I submit my proxy?
Even after you have submitted your Proxy Card or voted by telephone or by Internet, you may change or revoke your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a signed Proxy Card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
Who pays the cost of proxy solicitation?
The Board is soliciting the enclosed proxy. The Company bears the cost of the solicitation of proxies. The Company may solicit consenting stockholders over the Internet, by telephone or by mail. We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock to forward the proxy soliciting materials to the beneficial owners of such common stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. We have engaged Eagle Rock Proxy Advisors LLC to help solicit proxies. We will pay the costs associated with Eagle Rock Proxy Advisors LLC’s solicitation services, including approved out-of-pocket expenses, which we expect to cost less than $10,000.

PROPOSAL 1 — ELECTION OF DIRECTORS
The Board currently consists of four directors. Directors are elected on an annual basis. Each of the current directors will stand for re-election at the Annual Meeting to serve as a director until the 2012 Annual Meeting of the Stockholders or until their successors are duly elected and qualified or their earlier death, resignation, or removal. The persons named on the proxy will vote to elect all of the nominees as directors for terms ending at the 2012 Annual Meeting of the Stockholders unless you withhold authority to vote for any or all of the nominees by voting to that effect or so voting in person. Each nominee has consented to serve as a director for the ensuing year. If one or more of the four nominees becomes unavailable to serve prior to the date of the Annual Meeting, the persons named as proxy holders will vote those shares for the election of such other person(s) as the Board may recommend, unless the Board reduces the total number of directors.
Directors are elected by a plurality of the shares represented at the meeting, whether in person or by proxy. Votes may be cast “FOR” all nominees, “WITHHOLD” for all nominees, or “WITHHOLD” as to specific nominees. The four nominees who receive the greatest number of votes cast “FOR” the election of such nominees shall be elected as directors.
Nominees for Election
The four nominees for election as Directors are set forth in the following table:
Carlton M. Johnson, Jr.
Mr. Johnson, age 50, became a member of the Company’s Board in May 2009 and serves as Chairman of the Compensation Committee and is a member of the Audit Committee and the Nomination and Governance Committee. Mr. Johnson has been In-House Legal Counsel for Roswell Capital Partners, LLC since 1996. Mr. Johnson has been a member of the Alabama Bar since 1986, the Florida Bar since 1988 and the State Bar of Georgia since 1997. He was a stockholder in the Pensacola, Florida Bar Registered (AV rated) law firm of Smith, Sauer, DeMaria & Johnson from 1988 to 1996. Mr. Johnson holds a degree in History/Political Science from Auburn University and Juris Doctorate from Samford University, Cumberland School of Law. Mr. Johnson also currently serves on the board of Peregrine Pharmaceuticals, Inc. and Patriot Scientific Corporation. Mr. Johnson’s appointment to the Board fulfills an agreement between the Company and BridgePointe Master Fund Ltd. (“BridgePointe”) to have a representative of BridgePointe on the Company’s Board pursuant to the terms of the Company’s October 2007 and May 2008 Convertible Debentures, as amended. The Board concluded that Mr. Johnson should serve as a director on our Board in light of the extensive public company finance experience that he has obtained through serving on the boards and audit committees of Peregrine Pharmaceuticals, Inc., Ecotality, Inc. and Patriot Scientific Corporation.

Adam M. Michelin
Mr. Michelin, age 68, became a member of the Company’s Board in June 2005 and serves as the Lead Independent Director, the Chairman of the Audit Committee, and as a member of the Compensation Committee and the Nomination and Governance Committee. Mr. Michelin is currently the owner and Chief Executive Officer of OWS Products LLC and OWS Labs, Inc. (manufacturer and distributor, respectively, of natural supplements), positions he has held since January 2011, and the President and Chief Executive Officer of Redux Holdings, Inc., a position he has held since January 2006. Mr. Michelin has held several executive leadership positions including, Chief Executive Officer of Enterprise Group from March 2005, Principal of Kibel Green, Inc., a position he held for 11 years prior to joining Enterprise Group, and Partner of KPMG LLP for 10 years. Mr. Michelin also served on the board of Naturade Inc. between August 2006 and June 2008. Mr. Michelin has over 30 years of practice in the areas of executive leadership and operations and is very experienced in evaluating, structuring and implementing solutions for companies in operational and/or financial crisis. Mr. Michelin received his Juris Doctorate from the University of West Los Angeles and his Bachelor of Science from TriStateUniversity. The Board concluded that Mr. Michelin should serve as a director on our Board in light of his strategic and operational experience.

Larry G. Stambaugh
Larry G. Stambaugh, age 64, was elected as the Company’s Chairman of the Board on December 5, 2008 and became President and Chief Executive Officer on February 20, 2009. Mr. Stambaugh is currently a Principal of Apercu Consulting, a firm that he established in 2006. From December 1992 to January 2006, Mr. Stambaugh served as Chairman and Chief Executive Officer of Maxim Pharmaceuticals, a public company developing cancer and infectious disease drugs which he co-founded. From December 2007 to February 2008, Mr. Stambaugh reorganized two biotechnology companies owned by Arrowhead Research Corporation, a public holding company, Calando Pharmaceuticals and Insert Therapeutics and served as Chief Executive Officer of each subsidiary. Mr. Stambaugh has more than 30 years’ experience building global businesses and setting strategies and has an extensive background in life sciences and clean tech including relationships with and knowledge of Contract Research Organizations, biotech and pharmaceutical companies. Mr. Stambaugh serves on several boards including EcoDog, Corporate Directors Forum, and BioCom and has been a corporate governance leader for several years, including recognition as “Director of the Year” by the Corporate Directors Forum. Mr. Stambaugh earned his BBA Accounting/Finance from Washburn University in 1969. The Board concluded that Mr. Stambaugh should serve as a director on our Board in light of the perspective and experience he brings as the Company’s current Chief Executive Officer and from his prior experience in the life sciences and clean tech industries and as a corporate governance leader.

Karen M. Muller
Karen M. Muller, age 56, became a member of our Board in May 2011 and serves as Chairman of the Nomination and Governance Committee and is a member of the Audit Committee and the Compensation Committee. Ms. Muller is a corporate attorney who has been in private practice since May 2008. From August 2006 to January 2008, Ms. Muller was a member of the Board of Directors of, and a consultant to, Naturade, Inc., a publicly traded company in the neutraceutical industry. Ms. Muller was part of the team from Redux Holdings, Inc., a public company, that acquired Naturade and brought it out of bankruptcy. From November 2004 to August 2006, Ms. Muller was the co-owner of Cerius Interim Executive Solutions, which delivers interim executive management solutions to small and medium businesses. While at Cerius, Ms. Muller led its business development efforts. Prior to Cerius, from June 2003 to November 2004, Ms. Muller was managing director of Capital Asset Advisors, LLC, which provides investment banking and financial advisory services to middle market companies. Ms. Muller was formerly a managing director and deputy general counsel for Lehman Brothers, Inc. (1988 to 1999) and a corporate attorney with the Wall Street law firm Cahill Gordon & Reindel (1981 to 1988). Ms. Muller earned her Bachelor of Arts degree from Hunter College in 1978 and her Juris Doctor degree from Fordham University School of Law in 1981. Ms. Muller is presently a Director Emeritus for The Forum for Corporate Directors in Orange County, California. The Board concluded that Ms. Muller should serve as a director on our Board in light of her extensive corporate governance and legal experience and her experience in working with many public and private healthcare related companies, including pharmaceutical and medical device companies.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES
BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS
How often did the Board meet during the Company’s fiscal year 2011?
During the fiscal year ended March 31, 2011 (“fiscal 2011”), there were 10 meetings of the Board as well as several actions taken with the unanimous written consent of the directors. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any Committee on which the director served during fiscal 2011. While the Company has no formal policy on the matter, directors are generally expected to attend our Annual Meetings. All of the directors who were directors at the time attended our 2010 Annual Meeting of Stockholders.

Do we have independent directors?
Our Board has affirmatively determined that three of the four current directors who have been nominated for re-election at the Annual Meeting are “independent” as such term is defined under NASDAQ Rule 5605(a)(2) and the related rules of the Securities and Exchange Commission (the “SEC”), with Mr. Johnson, Mr. Michelin and Ms. Muller being determined to be independent.
How did the Board make its independence determinations?
The Company is quoted on the OTCQB which is operated by OTC Markets, Inc., which does not require director independence requirements. However, for purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 5605(a)(2) which states, generally, that a director is not considered to be independent if he or she is, or at any time during the past three years was an employee of the Company; or if he or she (or his or her family member) accepted compensation from the Company in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. Accordingly, Mr. Stambaugh would not be considered an independent director.
What Committees has the Board established?
The Board has established an Audit Committee, a Compensation Committee and Nomination and Governance Committee.
Audit Committee. The functions of the Audit Committee are to (i) review the qualifications of the independent auditors, our annual and interim financial statements, the report of independent registered public accounting firmt, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls; and (ii) to consider and review other matters relating to our financial and accounting affairs. The Company’s Board has a formally established Audit Committee and adopted an Audit Committee charter. The Audit Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the “Investor Relations” tab under the heading “Our Company.” Information on the website does not constitute a part of this Proxy Statement.
The members of the Audit Committee are Adam M. Michelin, who is the Audit Committee Chairman, and Carlton M. Johnson, Jr. and Karen M. Muller. The Company has determined that (i) Adam M. Michelin qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the SEC rules and is “independent” within the meaning of NASDAQ Rule 5605(a)(2) and the related rules of the SEC, and (ii) Carlton M. Johnson, Jr. and Karen M. Muller each meets NASDAQ’s financial literacy and financial sophistication requirements and is “independent” within the meaning of NASDAQ Rule 5605(a)(2) and the related rules of the SEC. During fiscal 2011, the Company’s Audit Committee held four meetings. In addition, the Audit Committee regularly held discussions regarding the consolidated financial statements of the Company during Board meetings.
Compensation Committee. The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executive officers, to produce an annual report on executive compensation for inclusion in the Company’s Proxy Statement, as necessary, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs including stock incentive and benefit plans. In May 2010, the Company’s Board adopted a Compensation Committee Charter. Previously, the Committee was known as the “Compensation and Governance Committee.” The Compensation Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the “Investor Relations” tab under the heading “Our Company.” Information on the website does not constitute a part of this Proxy Statement.

The current members of the Compensation Committee are Carlton M. Johnson, Jr., who is the Chairman of the Compensation Committee, Karen M. Muller and Adam M. Michelin, each of whom is independent under applicable independence requirements. Each of the current members of the Compensation Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met three times during fiscal 2011.
Nomination and Governance Committee. In May 2010, the Company established the Nomination and Governance Committee. The function of the Nomination and Governance Committee is to (i) make recommendations to the Board regarding the size of the Board, (ii) make recommendations to the Board regarding criteria for the selection of director nominees, (iii) identify and recommend to the Board for selection as director nominees individuals qualified to become members of the Board, (iv) recommend committee assignments to the Board, (v) recommend to the Board corporate governance principles and practices appropriate to the Company, and (vi) lead the Board in an annual review of its performance. The Nomination and Governance Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the “Investor Relations” tab under the heading “Our Company.” Information on the website does not constitute a part of this Proxy Statement.
The current members of the Nomination and Governance Committee are Karen M. Muller, who is the Chairman of the Nomination and Governance Committee, Carlton M. Johnson, Jr. and Mr. Adam M. Michelin. The Nomination and Governance Committee met one time during fiscal 2011.
What are the Nominating Procedures and Criteria?
Director Qualifications. The Nomination and Governance Committee believes that persons nominated to the Board should have personal integrity and high ethical character. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Company and its stockholders. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring any particular stockholder group or other constituency of the Company and must be prepared to devote adequate time to the Board and its committees. In selecting nominees for director, the Nomination and Governance Committee will assure that:
•	The three directors currently comprising the Audit Committee satisfy the financial literacy requirements required for service on the Audit Committee; and
•	At least one of the directors qualifies as an Audit Committee financial expert under the rules of the SEC.
Identifying Director Candidates. The Nomination and Governance Committee utilizes a variety of methods for identifying and evaluating nominees to serve as directors. The Nomination and Governance Committee has a policy of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership and whom the Nomination and Governance Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.
In filling vacancies of the Board, the Nomination and Governance Committee will solicit recommendations for nominees from the persons the committee believes are likely to be familiar with (i) the needs of the Company and (ii) qualified candidates. These persons may include members of the Board and management of the Company. The Nomination and Governance Committee may also engage a professional search firm to assist in identifying qualified candidates.
In evaluating potential nominees, the Nomination and Governance Committee will oversee the collection of information concerning the background and qualifications of the candidate and determine whether the candidate satisfies the minimum qualifications required by the Committee for election as director and whether the candidate possesses any of the specific skills or qualities that under the Board’s policies must be possessed by one or more members of the Board.

The Nomination and Governance Committee does not have a written policy with respect to Board diversity; however, the committee’s goal is to assemble a Board that brings to the Company a diversity of knowledge, skills and expertise derived from high quality business and professional experience. We believe a Board with these attributes leads to improved company performance by encouraging new ideas and perspectives and expanding the knowledge base available to management.
The Nomination and Governance Committee may interview any proposed candidate and may solicit the views about the candidate’s qualifications and suitability from the Company’s chief executive officer and other senior members of management.
The Nomination and Governance Committee will make their selections based on all the available information and relevant considerations. The Nomination and Governance Committee’s selection will be based on who, in the view of the Committee, will be best suited for membership on the Board.
In making its selection, the Nomination and Governance Committee will evaluate candidates proposed by stockholders under criteria similar to other candidates, except that the Committee may consider, as one of the factors in their evaluation, the size and duration of the interest of the recommending stockholder in the stock of the Company. The Nomination and Governance Committee may also consider the extent to which the recommending stockholder intends to continue to hold its interest in the Company, including whether the recommending stockholder intends to continue holding its interest at least through the time of the meeting at which the candidate is to be elected.
Stockholder Nominees. The Nomination and Governance Committee will consider director nominee recommendations by stockholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for stockholder nominations under the heading “Stockholder Proposals for Next Annual Meeting.” The Secretary will forward all recommendations to the Nomination and Governance Committee. The acceptance of a recommendation from a stockholder does not imply that the Nomination and Governance Committee will recommend to the Board the nomination of the stockholder recommended candidate.
How is the Board Structured?
Pursuant to our Bylaws, the Chairman of the Board presides at meetings of the Board. The Chairman of the Board is currently our Chief Executive Officer, Mr. Stambaugh. The Board has also designated Adam M. Michelin as Lead Independent Director. The Lead Independent Director is responsible for presiding at meetings of the Board if the Chairman is not present. Additionally, among other things, the Lead Independent Director will preside at regular meetings of independent Board members (i.e., executive sessions) without management present and develop, with collaboration with the Board and the Chief Executive Officer, evaluation criteria, and, in collaboration with the Compensation Committee, evaluate the Chief Executive Officer.
The Board has determined that its current structure, with a combined Chairman and Chief Executive Officer and a Lead Independent Director, is in the best interests of the Company and its stockholders. The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for the Company given Mr. Stambaugh’s in-depth knowledge of the Company’s technology, business and industry, and his ability to formulate and implement strategic initiatives. Further, Mr. Stambaugh is intimately involved in the day-to-day operations of the Company and is thus in a position to elevate the most critical business issues for consideration by the independent directors of the Board.
We believe the Lead Independent Director and the independent nature of the Audit Committee, the Compensation Committee, and the Nomination and Governance Committee, as well as the practice of the independent directors regularly meeting in executive session without Mr. Stambaugh and the other members of the Company’s management present, ensures that the Board maintains a level of independent oversight of management that is appropriate for the Company.

What is the Board’s Role in Risk Oversight?
The Board oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.
While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response via periodic updates.
STOCKHOLDER COMMUNICATIONS WITH THE BOARD
The Board allows stockholders to send communications to the Board through its Nomination and Governance Committee. All such communications, except those related to stockholder proposals discussed under the heading “Stockholder Proposals for Next Annual Meeting,” must be sent to the Chairman of the Nomination and Governance Committee at the Company’s offices at 402 W. Broadway, Suite 400, San Diego, California 92101.
PROPOSAL 2 — RATIFY APPOINTMENT OF KMJ CORBIN & COMPANY LLP
AS COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board (the “Audit Committee”) has selected KMJ Corbin & Company LLP to audit the Company’s consolidated financial statements for the fiscal year ending March 31, 2012 (“fiscal 2012”). The Board, upon the recommendation of the Audit Committee, has ratified the selection of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for fiscal 2012, subject to ratification by the stockholders. KMJ Corbin & Company LLP has served in this capacity for each of the seven previous fiscal years, including fiscal 2011, and has reported on the Company’s fiscal 2011 consolidated financial statements. During those seven fiscal years, there were no disagreements between the Company and KMJ Corbin & Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.
Representatives of KMJ Corbin & Company LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Stockholder ratification of the selection of KMJ Corbin & Company LLP as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KMJ Corbin & Company LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN & COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012.

Independent Registered Public Accounting Firm Fees
The following table shows the fees that the Company paid or accrued for the audit and other services provided by KMJ Corbin & Company LLP for the Company’s fiscal 2011 and fiscal 2010.

	2011	2010
Audit fees	$88,000	$109,700
Audit-related fees	21,240	75,800
Tax fees	6,250	6,250
All other fees	5,477	13,300

Total fees	$120,967	$205,050

Audit Fees. The aggregate fees billed for fiscal 2011 and fiscal 2010 were for the audits of the Company’s consolidated financial statements and reviews of the interim financial statements included in the annual and quarterly reports.
Audit-Related Fees. Audit-related fees for fiscal 2011 and fiscal 2010 were incurred as a result of the Company’s S-1 and S-8 filings.
Tax Fees. The aggregate fees billed for fiscal 2011 and fiscal 2010 for professional services related to tax compliance, tax advice and tax planning.
All Other Fees. Other fees for fiscal 2011 and fiscal 2010 were incurred as a result of other professional services and administrative fees.
Pre-Approval Policy for Services Provided by the Company’s Independent Registered Public Accounting Firm
The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by KMJ Corbin & Company LLP. The Audit Committee has considered whether the services provided by KMJ Corbin & Company LLP are compatible with maintaining that firm’s independence.
PROPOSAL 3 — APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO CREATE A CLASS OF UNDESIGNATED PREFERRED STOCK
The Company’s Amended and Restated Articles of Incorporation do not presently authorize the issuance of shares other than common stock. On July 19, 2011, the Board voted unanimously, subject to stockholder approval, to approve a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Blank Check Preferred Articles Amendment”) which creates 2,500,000 shares of undesignated preferred stock, commonly referred to as “blank check” preferred stock because the Board has discretion to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by the Board from time to time in the future. The Board believes that the authorization of undersigned preferred shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings and stock based acquisitions. “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, we would increase our flexibility in structuring transactions. The full text of the proposed Blank Check Preferred Articles Amendment is set forth in Exhibit A attached to this Proxy Statement.

Subject to the provisions of the Company’s Amended and Restated Articles of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Amended and Restated Articles of Incorporation would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and its stockholders.
Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.
While the Blank Check Preferred Articles Amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by such amendment outweighs any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.
This proposal has not been made in response to, and is not being presented to deter, any effort to obtain control of the Company and is not being proposed as an anti-takeover measure. We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of the shares of preferred stock to be authorized by the proposed Blank Check Preferred Articles Amendment.
No Dissenter’s Rights
Neither Nevada law nor our Amended and Restated Articles of Incorporation or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this proposal.
Required Vote
Approval of this Proposal No. 3 requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CREATION OF
UNDESIGNATED PREFERRED STOCK OF THE COMPANY

PROPOSAL 4 — APPROVAL OF 2011 STOCK INCENTIVE PLAN
General Information
On July 19, 2011, the Board adopted, subject to stockholder approval, the CryoPort, Inc. 2011 Stock Incentive Plan (the “2011 Incentive Plan”). The 2011 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights (“SARs”), and stock grant awards. The 2011 Incentive Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code.
The following is a summary of the material terms of the 2011 Incentive Plan that may be of importance to you. The summary is qualified by reference to the full text of the 2011 Incentive Plan, which is attached to this Proxy Statement as Exhibit B. Capitalized terms used but not defined have the meaning given to such term in the 2011 Incentive Plan.
SUMMARY OF PLAN FEATURES
Purpose
The Board believes that the 2011 Incentive Plan will promote the interest and long-term success of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company.
Administration
The 2011 Incentive Plan will be administered by the Compensation Committee or such other committee as may be designated by the Board (the “Committee”).The Committee must be comprised of at least two (2) members of the Board. Each Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act if required to meet the conditions for exemption from Section 16(b) of the Exchange Act and an “outside director” as defined in Section 162(m) of the Code. The Committee, by majority action, is authorized to interpret the 2011 Incentive Plan, to prescribe, amend, and rescind rules and regulations relating to the 2011 Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2011 Incentive Plan, to the extent they are not inconsistent with the 2011 Incentive Plan.
The Committee will have the authority, to determine the participants who are entitled to receive awards under the 2011 Incentive Plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price or exercise price, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement, and the schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award and accelerations or waivers thereof, based in each case on such considerations as the Committee deems appropriate. The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards (as described below). Neither the award agreement or the other terms and provisions of any award must be identical for each participant.
The Committee will have the authority to modify existing awards, subject to specified provisions of the 2011 Incentive Plan and the listing requirements of OTCQB which is operated by OTC Markets, Inc., or such other exchange on which the Company stock is traded. The Committee will be prohibited from repricing any previously granted options or SARs without first obtaining stockholder approval.
Stock Subject to 2011 Incentive Plan
A total of 2,300,000 shares of common stock are reserved for issuance under the 2011 Incentive Plan, subject to stockholder approval of this proposal. Notwithstanding the above, the maximum number of shares of stock that may be issued as incentive stock options under the Plan shall be 2,300,000.
Subject to the express provisions of the 2011 Incentive Plan, if any award granted under the 2011 Incentive Plan terminates, expires, lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2011 Incentive Plan. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance pursuant to the 2011 Incentive Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2011 Incentive Plan.

The maximum number of shares of common stock that may be granted to a participant, who is a covered employee, during any fiscal year with respect to one or more awards, shall be 500,000 shares.
Eligibility
All employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Committee, are eligible to participate in the 2011 Incentive Plan.
Awards Available Under the 2011 Incentive Plan
The following types of awards may be granted pursuant to the 2011 Incentive Plan: options, restricted stock rights, restricted stock, performance shares, performance share units, performance cash awards, stock appreciation rights and stock grant awards.
Stock Options. The Committee may grant incentive stock options and nonqualified stock options under the 2011 Incentive Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the 2011 Incentive Plan will be at least 100% of the fair market value of Company stock on the date granted. No option may be exercised more than ten (10) years from the date of grant. The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a stockholder with respect to options until the record date of the stock purchase.
Restricted Stock Rights. The Committee may grant restricted stock rights awards under the 2011 Incentive Plan. A restricted stock right award gives the participant the right to receive common stock or a cash payment equal to the fair market value (determined as of a specified date) in the future. Shares of common stock are not issued under the award until specified restrictions lapse. The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date. Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.
Restricted Stock. The Committee may grant restricted stock under the 2011 Incentive Plan. A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award (as described below).
Performance Shares. The Committee may grant performance share awards under the 2011 Incentive Plan. A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share will have a value determined by the Committee at the time of grant.
Performance Share Units. The Committee may grant performance share unit awards under the 2011 Incentive Plan. A performance share unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share unit will have a value determined by the Committee at the time of grant.
Performance Cash Awards. The Committee may grant performance cash awards under the Plan. A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Committee.
Stock Appreciation Rights. The Committee may grant SARs under the 2011 Incentive Plan. A SAR gives the participant the right to share in the appreciation in value of one share of common stock of the Company. Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date. Payment for SARs shall be made in stock. SARs are exercisable at the time and subject to the restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.
Stock Grant Awards. The Committee may grant stock awards under the Plan. A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of Stock free from vesting restrictions. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.

Performance-Based Awards. When the Committee grants restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards it may designate the award as a performance-based award. Options and SARs granted pursuant to the 2011 Incentive Plan should, by their terms, qualify as performance-based awards. Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code. Section 162(m) of the Code only applies to “covered employees” as that term is defined in Section 162(m) of the Code. Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards. The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception. The Committee may, in its discretion, grant awards under the 2011 Incentive Plan to covered employees that do not qualify for the exception.
The payment of restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period. Performance goals are based on any one or more pre-established performance criteria. The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions.
With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.
The performance criteria and other related aspects of the 2011 Incentive Plan will be subject to stockholder approval again in 2014 if (as is currently the case) stockholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the 2011 Incentive Plan.
The maximum amount of any performance-based award that may be granted to a covered employee during any performance period is 500,000 shares of common stock or the equivalent cash value.
Restrictions
The Committee may impose such restrictions on any awards under the 2011 Incentive Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.
Change in Control
The Committee, in its sole discretion, may determine that upon a Change in Control (as that term is defined in the 2011 Incentive Plan), all awards, except those awards that qualify as “performance-based compensation” under Section 162(m), shall become fully vested and exercisable and all restrictions on such outstanding awards shall lapse. If such a determination is made by the Committee, performance-based awards will vest on a pro-rata basis based on the level of achievement of the performance goals applicable to such awards.
Non-transferability
The Committee may, in its sole discretion, determine the right of a participant to transfer any award granted under the 2011 Incentive Plan. Unless otherwise determined by the Committee, no award granted under the 2011 Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the 2011 Incentive Plan) in favor of a spouse, or, if applicable, until the termination of any restricted or performance period as determined by the Committee.

Adjustment Provisions
If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the 2011 Incentive Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, will be adjusted by the Committee. Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2011 Incentive Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code. Further, with respect to any option or SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.
Amendment, Modification and Termination of 2011 Incentive Plan
Subject to the Board’s right to amend or terminate the 2011 Incentive Plan at any time, the 2011 Incentive Plan will remain in effect until all awards issued under the 2011 Incentive Plan expire, terminate, are exercised or are paid in full in accordance with the 2011 Incentive Plan provisions and any award agreement. However, no award may be granted under the 2011 Incentive Plan after the tenth anniversary of the date the 2011 Incentive Plan is approved by the Company’s stockholders unless the stockholders of the Company vote to approve an extension of the 2009 prior to such expiration date.
The Board has discretion to terminate, amend or modify the 2011 Incentive Plan. Any such action of the Board is subject to the approval of the stockholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed. To the extent permitted by law, the Board may delegate to the Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the 2011 Incentive Plan. Except as otherwise provided in the 2011 Incentive Plan, the Board, Chief Executive Officer and the Committee may not do any of the following without stockholder approval: reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the 2011 Incentive Plan; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options or SARs; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.
Tax Withholding
The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2011 Incentive Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.
Federal Income Tax Information
The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2011 Incentive Plan based on federal income tax laws in effect on January 1, 2011. This summary is not intended to be exhaustive and does not describe state or local tax consequences.
As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant. If a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Code, the participant will recognize income on the award at the time of grant.
Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock rights, performance shares, performance share units, performance cash awards, or stock grant awards the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.
A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the tax and the tax consequences described for nonqualified stock options will apply.

The final regulations promulgated under Section 409A of the Code became effective as of January 1, 2009. If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2011 Incentive Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2011 Incentive Plan in such a manner.
Special Rules Applicable to Officers
In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.
Tax Consequences to the Company or Its Affiliates
To the extent that an grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Code.
New Plan Benefits Table
Benefits under the 2011 Incentive Plan will depend on the Committee’s actions and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by 2011 Incentive Plan participants.
Required Vote
Approval of the 2011 Incentive Plan requires the affirmative vote of a majority of votes cast. Broker non-votes will not be treated as votes cast for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2011 STOCK INCENTIVE PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of June 30, 2011, by each person or group of affiliated persons known to the Company to beneficially own 5% or more of its common stock, each director, each named executive officer, and all of its directors and named executive officers as a group. As of June 30, 2011, there were 27,712,122 shares of common stock outstanding. Unless otherwise indicated, the address of each beneficial owner listed below is c/o CryoPort, Inc., 402 W. Broadway, Suite 400, San Diego, California 92101.

The following table gives effect to the shares of common stock issuable within 60 days of June 30, 2011, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

	Number of Shares		Percentage of Shares
	of Common Stock		of Common Stock
Beneficial Owner	Beneficially Owned		Beneficially Owned

Executive Officers and Directors:
Larry G. Stambaugh	561,898	(1)	*
Adam M. Michelin	100,142	(1)	*
Carlton M. Johnson, Jr.	57,772	(1)	*
Robert Stefanovich	—		n/a
Mark Englehart	—		n/a
Karen M. Muller	—		n/a
All directors and named executive officers as a group (6 persons)	719,812		2.53%

Other Stockholders:
BridgePointe Master Fund, Ltd.	1,969,939	(1)(2)(3)	6.64	%(7)
Enable Growth Partners LP (and related funds)	1,887,015	(1)(2)(4)	6.38	%(7)
Emergent Financial Group, Inc.	2,757,895	(5)	9.14	%(7)
CNH Partners, LLC	4,115,910	(6)	13.46	%(7)

*	Represents less than 1%

(1)
Includes shares which individuals shown above have the right to acquire as of June 30, 2011, or within 60 days thereafter, pursuant to outstanding stock options and/or warrants as follows: Mr. Stambaugh — 561,898 shares; Mr. Michelin — 96,005 shares; Mr. Johnson — 56,028 shares; BridgePointe Master Fund, Ltd — 1,596,950 shares; Enable Growth Partners LP (and related funds) — 1,583,148 shares; Emergent Financial Group — 2,471,725 shares and CNH Partners, LLC — 2,857,139 shares.

(2)
Includes shares which individuals shown above have the right to acquire as of June 30, 2011, or within 60 days thereafter, pursuant to outstanding convertible debentures as follows: BridgePointe Master Fund, Ltd — 372,989 shares and Enable Growth Partners LP (and related funds) — 303,867 shares.

(3)	BridgePointe Master Fund, Ltd.’s address is 1120 Sanctuary Parkway, Suite 325, Alpharetta, Georgia 30009.

(4)	Enable Growth Partners LP’s address is One Ferry Building, Suite 255, San Francisco, California 94111.

(5)	Emergent Financial Group’s address is 3600 American Boulevard West, Suite 6700, Bloomington, Minnesota55431.

(6)
CNH Partners, LLC is deemed the beneficial owner of shares held by AQR Diversified Arbitrage Fund, AQR Opportunistic Premium Offshore Fund, L.P., Advanced Series Trust-AST Academic Strategies Asset Allocation Portfolio, AQR Absolute Return Master Account L.P., and CNH Diversified Opportunities Master Account, L.P. CNH Partners, LLC’s address is Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut, 06830.

(7)
The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling security holder has sole or shared voting power or investment power and also any shares which the selling security holder has the right to acquire within 60 days. For BridgePointe Master Fund, Ltd and Enable Growth Partners LP the number of shares beneficially owned and the beneficial ownership percentage have been determined without regard to a 4.9% beneficial ownership limitation contained in their respective warrants and convertible debentures and for CNH Partners, LLC without regard to a 9.9% beneficial ownership limitation contained in its warrants, which limitation is subject to waiver by the holder upon 65 days prior written notice to us.

EXECUTIVE COMPENSATION AND RELATED MATTERS
Executive Officers of the Company
The Company’s current executive officers are as follows:
Larry G. Stambaugh, who is further described in the “Nominees for Election” section above, is the Company’s President and Chief Executive Officer in addition to being the Company’s Chairman of the Board.
Robert S. Stefanovich, age 46, became Chief Financial Officer, Treasurer and Corporate Secretary for the Company on June 27, 2011 following the Company’s filing of its Form 10–K for the fiscal year ended March 31, 2011. From November 2007 through March 2011, Mr. Stefanovich served as Chief Financial Officer of Novalar Pharmaceuticals, Inc., a venture-backed specialty pharmaceutical company. Prior to that, he held several senior positions, including interim Chief Financial Officer of Xcorporeal, Inc., a publicly traded medical device company, Executive Vice President and Chief Financial Officer of Artemis International Solutions Corporation, a publicly traded software company, Chief Financial Officer and Secretary of Aethlon Medical Inc., a publicly traded medical device company and Vice President of Administration at SAIC, a Fortune 500 company. Mr. Stefanovich also served as a member of the Software Advisory Group and an Audit Manager with Price Waterhouse LLP’s (now PricewaterhouseCoopers) hi-tech practice in San Jose, CA and Frankfurt, Germany. He currently also serves as a board member of Project InVision International, a provider of business performance improvement solutions. He received his Masters of Business Administration and Engineering from University of Darmstadt, Germany.

Mark Englehart, age 54, became Chief Commercial Officer for the Company on April 4, 2011. Mr. Englehart has more than 30 years of marketing, sales and product commercialization experience in the pharmaceutical, biotechnology and contract research organization industries. Prior to joining the Company, Mr. Englehart was the Chief Executive Officer of Cogent Performance Management, which he co-founded in September 2009. Cogent is a clinical development outsourcing management and consulting business which provides services, such as service provider evaluation and selection, performance management, budgeting, and related services and technology to pharmaceutical and biotechnology companies. During 2009, Mr. Englehart was the Vice President of Global Sales and Marketing for Esoterix Clinical Trials Services, and from 2007 to 2008 he was Senior Vice President and General Manager of Clinical Informatics, Logistics and Diagnostics for Reliance Clinical Research Services. From 2003 to 2007, Mr. Englehart served as Vice President of Global Sales, Marketing and Project Management for Quest Diagnostics Clinical Trials. Mr. Englehart’s experience also includes positions with Covance, Inc., the Pharmaceutical Products Division of Abbott Laboratories and Bayer Corporation.
SUMMARY COMPENSATION TABLE
The following table contains information with respect to the compensation for the fiscal years ended March 31, 2011 and 2010 of our chief executive officer and chief financial officer. We refer to the executive officers identified in this table as our “Named Executive Officers.”

						Option		All Other		Total
Name and	Fiscal	Salary(1)		Bonus(5)		Awards(5)		Compensation		Compensation
Principal Position	Year	($)		($)		($)		($)		($)
Larry M. Stambaugh	2011	360,000		162,000		269,337	(6)	—		791,337
President, Chief Executive Officer and Chairman	2010	288,000	(2)	341,000	(4)	284,094	(6)	9,055	(8)	922,149

Catherine M. Doll	2011	183,074	(3)	—		—		245,303	(9)	428,377
Former Chief Financial Officer	2010	80,000	(3)	—		8,480	(7)	154,650	(9)	243,130

(1)	This column represents salary as of the last payroll period prior to or immediately after March 31 of each fiscal year.

(2)
This amount includes $48,000 paid to Mr. Larry Stambaugh as compensation for consulting services during fiscal 2010. On August 21, 2009, the Compensation Committee approved an employment agreement with Mr. Stambaugh which has an effective commencement date of August 1, 2009, the details of which are described below. $360,000 and $240,000 were paid to Mr. Stambaugh in fiscal 2011 and 2010, respectively, per the terms of the employment agreement

(3)
This amount represents compensation earned by Ms. Doll as a consultant for the Company during fiscal 2011 and 2010. The Company retained the services of Ms. Doll on July 29, 2009 pursuant to an agreement, the details of which are described below, and she was appointed by the Board of Director to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary effective as of August 20, 2009. Ms. Doll resigned the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary on June 27, 2011, effective immediately following the Company’s filing of its Form 10-K for the fiscal year ended March 31, 2011.

(4)
This amount in fiscal 2011 represents the annual year-end bonus, based on a percentage of salary. The amount in fiscal 2010 represents both a one-time incentive payment pursuant to the equity financing of $125,000 plus a $216,000 year-end bonus that was paid to Mr. Stambaugh in the form of a fully vested option grant on September 15, 2010. See footnote (7) for option grant.

(5)
This column represents the total grant date fair value of all stock options granted in fiscal 2011 and the Company’s fiscal year ended March 31, 2010. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to the grants made in fiscal 2011 and 2010, refer to Note 1 “Organization and Summary of Significant Accounting Policies — Stock-Based Compensation” in the Company’s Form 10-K for the period ended March 31, 2011, filed with the SEC on June 27, 2011.

(6)
This amount represents the fair value of all options and warrants granted to Mr. Stambaugh as compensation for services during fiscal 2011 and 2010. On October 9, 2009, based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 67,000 shares of common stock exercisable at $4.50 per share which vests in three equal installments on the date of grant and the first and second anniversary of the date of grant.

On September 15, 2010, based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 362,232 shares of common stock exercisable at $0.66 per share in lieu of the payment of his fiscal year 2010 cash bonus of $216,000. The option was fully vested at date of grant, the amount of which is included in his fiscal year 2010 bonus (see footnote (5)). In addition, on September 15, 2010, based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 420,000 shares of common stock exercisable at $0.66 per share which vested as to 25% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first, second and third anniversary of the grant date.

(7)
This amount represents the fair value of all options granted to Ms. Doll as compensation for services during fiscal 2010. Based on the recommendation of the Compensation Committee and approval by the Board, Ms. Doll was granted a nonstatutory option to purchase 2,000 shares of the Company’s common stock at an exercise price of $4.50 per share. The right to exercise the stock option vested as to 33 1/3% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date. The exercise price of the option is equal to the fair value of the Company’s stock as of the grant date.

(8)
Amounts shown in this column reflect the costs of health insurance premiums paid to Mr. Stambaugh. Such items are currently taxable to Mr. Stambaugh. The amount of taxable income for the individual is determined pursuant to Internal Revenue Service rules which may differ from the amounts reflected in this column.

(9)
These amounts represents the $245,303 and $154,650 earned by The Gilson Group, LLC during fiscal 2011 and 2010, respectively, for financial and accounting consulting services including, SEC and financial reporting including the filing of the S-1, budgeting and forecasting and finance and accounting systems implementations and conversions. Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC.

Narrative Disclosure to Summary Compensation Table
Employment Contracts
Larry G. Stambaugh
On August 21, 2009, the Compensation Committee approved an employment agreement with Mr. Stambaugh, the Company’s Chief Executive Officer, President and Chairman, which commenced effective as of August 1, 2009 and will continue in effect until Mr. Stambaugh’s employment is terminated under the provisions of the employment agreement (the “Stambaugh Employment Agreement”). Pursuant to the terms of the Stambaugh Employment Agreement, Mr. Stambaugh will be paid an initial annual base salary of $360,000 which may be increased from time to time at the discretion of Compensation Committee. Mr. Stambaugh also may be eligible to receive a discretionary annual bonus of up to sixty percent (60%) of his then effective annualized base salary pursuant to an incentive plan to be prepared by the Company’s Board with Mr. Stambaugh’s participation and completed at the earliest practicable time. In addition, pursuant to the Stambaugh Employment Agreement, Mr. Stambaugh received a onetime incentive payment in the amount of $125,000 because the Company raised an aggregate of at least $5,000,000 pursuant to equity and/or convertible debt financings during the specified period. Mr. Stambaugh is eligible to participate in all employee benefits plans or arrangements which may be offered by the Company during the term of his agreement. The Company shall pay the cost of Mr. Stambaugh’s health insurance coverage in accordance with the Company’s plans and policies during the Term. Mr. Stambaugh shall also be eligible for twenty-five (25) paid time off days a year, and is entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers.
Mr. Stambaugh has agreed not to solicit any Company employees during the Term and the one year period following the termination of his employment. Payments due to Mr. Stambaugh upon a termination of his employment agreement are described below.
Robert S. Stefanovich
Although the Company does not have a written employment agreement with Mr. Stefanovich, pursuant to the terms of his offer letter, the Company has agreed to pay Mr. Stefanovich an annual base salary of $225,000 per year. In addition, he is eligible for an incentive bonus targeted at 25% of his annual base salary. Mr. Stefanovich is eligible to participate in all employee benefits plans or arrangements which may be offered by the Company during the term of his agreement. The Company shall pay the cost of Mr. Stefanvoich’s health insurance coverage in accordance with the Company’s plans and policies during the Term. Mr. Stefanovich shall also be eligible for fifteen (15) paid time off days a year, and is entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers.

Mark Englehart
Although the Company does not have a written employment agreement with Mr. Englehart, pursuant to the terms of his offer letter, the Company has agreed to pay Mr. Englehart an annual base salary of $225,000 per year. In addition, he is eligible for an incentive bonus targeted at 30% of his annual base salary. Mr. Englehart is eligible to participate in all employee benefits plans or arrangements which may be offered by the Company during the term of his agreement. The Company shall pay the cost of Mr. Englehart’s health insurance coverage in accordance with the Company’s plans and policies during the Term. Mr. Englehart shall also be eligible for twenty (20) paid time off days a year, and is entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers.
The Company has no other employment agreements with officers of the company.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2011
The following table shows information regarding unexercised stock options held by our Named Executive Officers as of fiscal year ended March 31, 2011:

				Equity
				Incentive
				Plan Awards
	Number of		Number of	Number of
	Securities		Securities	Securities
	Underlying		Underlying	Underlying
	Unexercised		Unexercised	Unexercised		Option
	Options		Options	Unearned		Exercise	Option
	(#)		(#)	Options		Price	Expiration
Name	Exercisable		Unexercisable	(#)		($)	Date

Larry Stambaugh	50,000	(1)	—	—		$8.40	12/4/18
	44,666	(2)	—	22,334	(2)	$4.50	10/7/16
	362,232	(3)	—	—		$0.66	9/15/20
	105,000	(4)	—	315,000		$0.66	9/15/20

Catherine M. Doll	1,334	(5)	—	666	(3)	$4.50	10/7/16

(1)
Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted a warrant to purchase 50,000 shares of common stock exercisable at $8.40 per share on December 10, 2008, which vests in equal installments on the date of grant and the first and second anniversary of the date of grant. The exercise price for shares of common stock pursuant to the warrant is equal to the fair value of the Company’s stock as of the grant date.

(2)
Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 67,000 shares of common stock exercisable at $4.50 per share on October 9, 2009, which vests in equal installments on the date of grant and the first and second anniversary of the date of grant. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.

(3)
Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 362,232 shares of common stock exercisable at $0.66 per share on September 15, 2010, in lieu of payment of his fiscal year 2010 cash bonus of $216,000. The option was fully vested at date of grant. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.

(4)
Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Stambaugh was granted an option to purchase 420,000 shares of common stock exercisable at $0.66 per share on September 15, 2010. The right to exercise the stock option vested as to 25% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first, second and third anniversary of the grant date. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.

(5)
Ms. Doll was granted a nonstatutory option to purchase 2,000 shares of the Company’s common stock at an exercise price of $4.50 per share. The right to exercise the stock option vested as to 33 1/3% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date. The exercise price for shares of common stock pursuant to the option is equal to the fair value of the Company’s stock as of the grant date.

Equity Compensation Plan Information
The Company currently maintains two equity compensation plans, referred to as the 2002 Stock Incentive Plan (the “2002 Plan”) and the 2009 Stock Incentive Plan (the “2009 Plan”). The Company’s Compensation Committee is responsible for making, reviewing and recommending grants of options and other awards under these plans which are approved by the Board.
The 2002 Plan, which was approved by the Company’s stockholders in October 2002, allows for the grant of options to purchase up to 500,000 shares of the Company’s common stock. The 2002 Plan provides for the granting of options to purchase shares of the Company’s common stock at prices not less than the fair market value of the stock at the date of grant and generally expire 10 years after the date of grant. The stock options are subject to vesting requirements, generally three or four years. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements. During fiscal 2011, the Company issued 4,594 shares of common stock from the exercises of options issued pursuant to the 2002 Plan. As of June 30, 2011, a total of 18,136 shares of our common stock remained available for future grants under the 2002 Plan.
At the Company’s 2009 Annual Meeting of Stockholders held on October 9, 2009, our stockholders approved the 2009 Plan, which provides for the grant of stock-based incentives. The 2009 Plan allows for the grant of up to 1,200,000 shares of our common stock for awards to our officers, directors, employees and consultants. The 2009 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights, and stock grant awards. The 2009 Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code. There were no exercises pursuant to the 2009 Plan during fiscal 2011. As of June 30, 2011, a total of 25,391 shares of our common stock remained available for future grants under the 2009 Plan.
In addition to the stock options issued pursuant to the Company’s two stock option plans, the Company has granted warrants to employees, officers, non-employee directors and consultants. The warrants are generally not subject to vesting requirements and have ten-year terms. During fiscal 2011, there were no exercises of warrants.
The following table sets forth certain information as of March 31, 2011 concerning the Company’s common stock that may be issued upon the exercise of options or warrants or pursuant to purchases of stock under the 2002 Plan, the 2009 Plan, and other stock based compensation:

	(a)		(c)
	Number of Securities	(b)	Available for Future
	to be Issued Upon the	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options and	Outstanding	(Excluding Securities
Plan Category	Warrants	Options and Warrants	Reflected in Column (a))

Equity compensation plans approved by Stockholders	1,213,041	$1.19	427,860

Equity compensation plans not approved by stockholders(1)	312,855	$8.31	N/A

	1,525,896	$2.65	427,860

(1)
In the past the Company has issued warrants to purchase 327,415 shares of common stock in exchange for services provided to the Company, of which warrants to purchase 312,855 shares of common stock are outstanding. The exercise prices ranged from $2.80 to $10.80 and generally vested upon issuance. Other than the officers and directors described below, six consultants received warrants to purchase 85,234 shares of common stock in this manner. The following current and former officers and directors also received warrants to purchase the following number of shares of common stock:

Larry Stambaugh, President, Chief Executive Officer and Chairman	50,000

Dee Kelly, Former Chief Financial Officer	33,150
Kenneth Carlson, Former Vice President of Sales and Marketing	28,700	(6,500 exercised)
Adam M. Michelin, Director	25,755
Thomas Fischer, Former Director	26,710
Carlton Johnson, Director	778
Gary Cannon, Former Director and Former Legal Counsel	34,253	(5,140 exercised)
Peter Berry, Former Director	5,240
Stephen Scott, Former Director	16,375	(2,920 exercised)

Potential Payments On Termination Or Change In Control
Pursuant to the Stambaugh Employment Agreement, upon any termination of Mr. Stambaugh’s employment for any reason, including by the Company “for cause” (as defined in the agreement), Mr. Stambaugh will receive his salary through the date of termination and any accrued but unpaid vacation, and he will retain all of his rights to benefits earned prior to termination under Company benefit plans in which he participates. If the Company terminates Mr. Stambaugh’s employment other than “for cause” or Mr. Stambaugh terminates his employment due to a “constructive discharge” (as defined in the agreement), subject to Mr. Stambaugh’s signing of a general release, Mr. Stambaugh will receive a severance payment equal to (i) six months’ base salary, if such termination occurs during the first twelve months of his employment, or (ii) twelve months’ base salary if such termination occurs following the first twelve months of his employment, and, in either instance, health care insurance coverage for one year.
Pursuant to Mr. Stefanovich’s employment offer, in the event that Mr. Stefanovich’s employment with the Company is terminated as a result of a “change of control,” as is defined in the Company’s 2009 incentive plan, he will be entitled to receive a severance payment equal to twelve months of his base salary, continuation of health benefits for a period of twelve months, and the unvested portion of his stock option grants immediately shall vest in full. Separately, in the event his employment is terminated by the Company for reasons other than cause, Mr. Stefanovich will be entitled to receive a severance payment equal to six months of his base salary plus continuation of health benefits for a period of six months.
Pursuant to Mr. Englehart’s employment offer, in the event that Mr. Englehart’s employment with the Company is terminated as a result of a “change of control”, as is defined in the Company’s 2009 incentive plan, he will be entitled to receive a severance payment equal to six months of his base salary and the unvested portion of his stock option grants shall immediately vest in full.
The 2002 Plan provides that in the event of a “change of control,” the applicable option agreement may provide that such options or shares will become fully vested and may be immediately exercised by the person who holds the option, at the discretion of the Board.
The Company does not provide any additional payments to named executive officers upon their resignation, termination, retirement, or upon a change of control.
Change in Control Agreements
There are no understandings, arrangements or agreements known by management at this time which would result in a change in control of the Company or any subsidiary.
DIRECTOR COMPENSATION
Compensation for the Board is governed by the Company’s Compensation Committee. Effective August 21, 2009, the fees payable to non-employee directors were set at a flat fee of $15,000 per quarter with no additional fees payable for committee membership or serving as chairman of a committee.
Effective June 4, 2010, the Board created the position of Lead Independent Director. The Lead Independent Director receives an additional $3,000 per quarter.
In addition to cash compensation, non-employee directors may be eligible to receive grants of stock options. On September 15, 2010, Mr. Michelin was granted an option to purchase 87,000 shares of common stock for his services as an independent director and our Lead Independent Director. Also on September 15, 2010, Mr. Bonde and Mr. Johnson were granted an option to purchase 67,000 shares of common stock each for their services as independent directors. The options have an exercise price of $0.66 per share and vest in four equal quarterly installments.

The following table sets forth the director compensation of the non-employee directors of the Company during fiscal 2011.

	Fees Earned
	Or Paid in	Stock	Option	All Other
	Cash	Awards	Awards	Compensation	Total
Name	($)(1)	($)(2)	($)(2)	($)	($)
Adam M. Michelin (3)	$61,000	$—	$55,970	—	$116,970
Carlton M. Johnson (4)	55,000	—	43,103	—	98,103
John H. Bonde (5)	40,000	—	43,103	—	83,103

(1)	Fees paid in cash as shown in this schedule represent payments and accruals for directors’ services earned during fiscal 2011.

(2)
Reflects the grant date fair value that will be recognized for financial reporting purposes for stock option awards pursuant to the 2002 Plan and the 2009 Plan. Assumptions used in the calculation of these amounts are included in Note 11, Stock Compensation Plan of our audited consolidated financial statements. All stock options were granted at or higher than the closing market price of the Company’s stock on the date of grant.

(3)	On September 15, 2010, Mr. Michelin was granted an option to purchase 87,000 shares of common stock with an exercise price of $0.66 per share which vests in four equal quarterly installments.

(4)
On September 15, 2010, Mr. Johnson was granted an option to purchase a total of 67,000 shares of common stock with an exercise price of $0.66 per share and which vests in four equal quarterly installments.

(5)
On September 15, 2010, Mr. Bonde was granted an option to purchase 67,000 shares of common stock with an average exercise price of $0.66 per share and which vests in four equal quarterly installments. Mr. Bonde passed away on December 14, 2010.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
None.
AUDIT COMMITTEE REPORT
The Audit Committee of the Board has furnished the following report on the Company’s audit procedures and its relationship with its independent registered public accounting firm for fiscal 2011.
The Audit Committee has reviewed and discussed with the Company’s management the audited consolidated financial statements. The Audit Committee has also discussed with KMJ Corbin & Company LLP the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T which includes, among other items, matters related to the conduct of the audit of the Company’s consolidated financial statements.
The Company’s independent registered public accounting firm, KMJ Corbin & Company LLP, also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rules and Standards as adopted by the PCAOB, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report Form 10-K for fiscal 2011 filed with the SEC.
Audit Committee
Adam M. Michelin (Chairman)
Carlton M. Johnson, Jr.
Karen M. Muller
Pursuant to Instruction 1 to Item 407(d) of Regulation S-K, the information set forth under “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Conduct or adhered to by our Board. As set forth in the Audit Committee Charter, the Audit Committee reviews and approves all related-party transactions after reviewing such transaction for potential conflicts of interests and improprieties. Accordingly, all such related-party transactions are submitted to the Audit Committee for ongoing review and oversight. Generally speaking, we enter into related-party transactions only on terms that we believe are at least as favorable to our company as those that we could obtain from an unrelated third party.

On July 29, 2009, the Board of Directors of the Company appointed Ms. Catherine M. Doll, a consultant, to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary, which became effective on August 20, 2009. Effective June 27, 2011, following the Company’s filing of its Form 10-K for the fiscal year ended March 31, 2011 and in connection with the appointment of Mr. Robert S. Stefanovich as the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, Ms. Catherine Doll resigned as the Company’s Chief Financial Officer.
Ms. Doll is the owner and chief executive officer of The Gilson Group, LLC. The Gilson Group, LLC provided the Company financial and accounting consulting services, including SEC and financial reporting such as the filing of the S-1 registration statements, budgeting and forecasting and finance and accounting systems implementations and conversions.
Related-party consulting fees for these services were $428,377 and $234,650 for the years ended March 31, 2011 and 2010, respectively. On October 9, 2009, the Compensation (formerly the Compensation and Governance Committee) Committee granted Ms. Doll an option to purchase 2,000 shares of common stock at an exercise price of $4.50 per share (the closing price of the Company’s stock on the date of grant) valued at $8,480 as calculated using the Black-Scholes option pricing model and is included in selling, general and administrative expense. The assumptions used under the Black-Scholes pricing model included: a risk free rate of 2.36%; volatility of 182%; an expected exercise term of 4.25 years; and no annual dividend rate. The right to exercise the stock option vested as to 33 1/3% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on a review of the copies of such forms received by it, the Company believes that during fiscal 2011, all Section 16(a) filings applicable to its directors, officers, and 10% stockholders were filed on a timely basis, except Mr. Bartholomew, a former executive officer, who filed a Form 3 that was nine days late.
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
For inclusion in the Proxy Statement and form of proxy relating to the 2012 Annual Meeting of Stockholders of the Company, a stockholder proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the SEC and received by the Secretary, 402 W. Broadway, Suite 400, San Diego, California 92101, telephone: (619) 595-3130, on or before February 21, 2012. A stockholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Company on or before June 7, 2012. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Board for its review.
Other Matters
Neither the Board nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K
A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC, will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to CryoPort, Inc., ATTN: Secretary, 402 W. Broadway, Suite 400, San Diego, California 92101.

By Order of the Board of Directors
/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Director

Exhibit A
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CRYOPORT, INC.
First: The name of the Corporation is CryoPort, Inc. (the “Corporation”)
Second: The Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) shall be amended by replacing Article V. in its entirety with Article V.A. and inserting under Article V.A. the following:
V.A.
The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.001. The total number of common stock authorized that may be issued by the Corporation is Two Hundred Fifty Million (250,000,000). The second class of stock shall be preferred stock, par value $0.001. The total number of preferred stock authorized that may be issued by the Corporation is Two Million Five Hundred Thousand (2,500,000). The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.
Third: The vote by which the stockholders holding shares in the Corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles have voted in favor of the amendment is  _____.
Effective as of  _____.

CRYOPORT, INC.
By:	/s/
Larry G. Stambaugh
Chief Executive Officer and Chairman

Exhibit B
CRYOPORT, INC. 2011 STOCK INCENTIVE PLAN

CryoPort, Inc.
2011 Stock Incentive Plan
(APPROVED BY THE BOARD OF DIRECTORS ON JULY 19, 2011
AND SUBJECT TO STOCKHOLDER APPROVAL
AT THE 2011 ANNUAL MEETING)

CryoPort, Inc.
2011 Stock Incentive Plan
ARTICLE 1
ESTABLISHMENT, PURPOSE, EFFECTIVE DATE, AND EXPIRATION DATE
1.1 Purpose. The purpose of the CryoPort, Inc. 2011 Stock Incentive Plan (the “Plan”) is to promote the interests and long-term success of the Company and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company. The Plan seeks to achieve this purpose by providing Awards in the form of Options, Restricted Stock Rights, Restricted Stock, Performance Shares, Performance Share Units, Performance Cash Awards, Stock Appreciation Rights and Stock Grant Awards. The Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.
1.2 Effective Date. The Plan was adopted by the Board of Directors on July 19, 2011 and the Plan will be effective on the date it is approved by the Company’s stockholders at the Company’s 2011 Annual Meeting (the “Effective Date”).
1.3 Expiration Date. The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10) anniversary of the Effective Date unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date. Any Awards that are outstanding on the tenth anniversary of the Effective Date (or such later expiration date as approved by the Company’s stockholders) shall remain in force according to the terms of the Plan and the Award Agreement.
ARTICLE 2
DEFINITIONS
2.1 Definitions. When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context. The following words and phrases will have the following meanings:
(a) “Affiliate” means: (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group. In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

(b) “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s stockholders pursuant to the Company’s Bylaws.
(c) “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Share Unit, Performance Cash, Stock Appreciation Right or Stock Grant Award granted pursuant to the Plan.
(d) “Award Agreement” means any written agreement or other document evidencing an Award.
(e) “Board” means the Board of Directors of the Company, as constituted from time to time.
(f) “Cause” means any of the following:
(i) Gross and willful misconduct which results in material injury to the Company; or
(ii) Engaging in fraudulent conduct with respect to the Company’s or any of its Affiliates’ business or conduct of a criminal nature that may have an adverse impact on the Company’s or any of its Affiliates’ standing and reputation; or
(iii) The material failure or refusal of a Participant to perform the duties required of the Participant by the Board, which inappropriate failure or refusal is not cured within 30 days following receipt, by Participant, of written notice from the Board specifying the factors or events constituting such failure or refusal; or
(iv) The use of drugs and/or alcohol in violation of the Company’s then current Company policies.
(g) “Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.
(h) “Change in Control” means any one or more of the following events:
(i) The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. If any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered to be a “Change of Control.” This paragraph (i) only applies when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

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(ii) The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets; or
(iii) The date that any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 30% or more of the total voting power of the stock of Company.
The transfer of stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a Change of Control for purposes of this Plan. Additionally, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(i) “Code” means the Internal Revenue Code of 1986, as amended. All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.
(j) “Committee” means the Compensation Committee or any such committee as may be designated by the Board to administer the Plan, provided that at all times the membership of such committee shall not be less than two (2) members of the Board. Each Committee member must be: (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions of exemption for the Awards under the Plan from Section 16(b) of the Exchange Act; and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.
(k) “Company” means CryoPort, Inc., or any successor as provided in Section 20.4.
(l) “Consultant” means a consultant or adviser who provides services to the Company or an Affiliate as an independent contractor and not as an Employee; provided however that a Consultant may become Participant this Plan only if he or she (i) is a natural person, (ii) provides bona fide services to the Company, and (iii) provides services that are not in connection with the offer or sale of the Company’s securities in a capital-raising transaction and do not promote or maintain a market for the Company’s securities.

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(m) “Covered Employee” means an Employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.
(n) “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of impairment shall be supported by medical evidence.
(o) “Effective Date” means the date on which the stockholders of the Company approve the Plan as described in Section 1.2.
(p) “Employee” means a common-law employee of the Company or an Affiliate.
(q) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.
(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s) “Fair Market Value” means the closing price of one share of Stock as reported on the OTC Markets or such other exchange on which the Stock is traded on the date such value is determined. If the Stock is not traded on such date, the fair market value is the price on the first immediately preceding business day on which Stock was so traded.
(t) “Good Reason” means any of the following:
(i) A material diminution by the Company of a Participant’s then existing base salary or incentive compensation opportunity; or
(ii) A material diminution in a Participant’s authorities, duties and/or responsibilities so as to cause a Participant’s position with the Company to become of materially less dignity, responsibility and/or importance than those associated with the Participant’s functions, duties and/or responsibilities immediately prior to such reduction; or
(iii) The Company’s decision to permanently relocate a Participant’s residence or the Company’s principal business office by more than 60 miles from its then current location.
(u) “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.
(v) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

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(w) “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(x) “Option” means the right to purchase Stock at a stated price for a specified period of time. An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.
(y) “Participant” means an individual who, as an Employee, officer or Non-Employee Director of, or Consultant to, the Company, or any Affiliate, has been granted an Award under the Plan.
(z) “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Articles 7, 8 and 10 that is subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” exempt from the deduction limitations imposed by Section 162(m) of the Code.
(aa) “Performance Cash Award” means an Award evidencing the right to receive a payment in cash as determined by the Committee.
(bb) “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant during a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total stockholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.
(cc) “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria. Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate, or an individual. The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.
(dd) “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

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(ee) “Performance Share” means a right granted to a Participant to receive a payment in the form of Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.
(ff) “Performance Share Unit” means a right granted to a Participant to receive a payment in the form of Stock, cash, or a combination thereof, the payment of which is contingent upon achieving certain performance goals established by the Committee.
(gg) “Plan” means the CryoPort, Inc. 2011 Stock Incentive Plan.
(hh) “Restricted Period” means the period during which Restricted Stock, Restricted Stock Rights, Performance Shares, or Performance Share Units are subject to restrictions pursuant to the relevant provisions of the Plan.
(ii) “Restricted Stock” means Stock granted to a Participant pursuant to Article 7 that is subject to certain restrictions and to the risk of forfeiture.
(jj) “Restricted Stock Right” means the right granted to a Participant pursuant to Article 7 to receive cash or Stock in the future, the payment of which is subject to certain restrictions and to the risk of forfeiture.
(kk) “Separation from Service” means either: (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).
Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract). If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period. Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.
In the case of a Non-Employee Director, Separation from Service means that such Director has ceased to be a member of the Board.
(ll) “Specified Employee” means certain officers and highly compensated Employees of the Company as defined in Treasury Regulation Section 1.409A-1(i). The identification date for determining whether any Employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

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(mm) “Stock” means the Common Stock of the Company, no par value per share.
(nn) “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the excess of the Fair Market Value of one share of Stock on the date of exercise of the SAR over the grant price of the SAR as determined pursuant to Article 9 and the applicable Award Agreement.
(oo) “Stock Grant Award” means the grant of Stock to a Participant.
(pp) “Termination of Employment” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”. In the case of any other Award, “Termination of Employment” will be given its natural meaning.
2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular includes the plural, and the plural includes the singular.
ARTICLE 3
ELIGIBILITY AND PARTICIPATION
3.1 General Eligibility. Awards may be made only to those Participants who are Employees, officers, Consultants to and Non-Employee Directors of the Company on the Grant Date of the Award.
3.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.
ARTICLE 4
ADMINISTRATION
4.1 Administration by the Committee. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.
4.2 Authority of the Committee. The Committee shall have the authority, in its sole discretion, to determine the Participants who: (i) are entitled to receive Awards under the Plan; (ii) the types of Awards; (iii) the times when Awards shall be granted; (iv) the number of Awards; (v) the purchase price or exercise price, if any; (vi) the period(s) during which such Awards shall be exercisable (whether in whole or in part); (vii) the restrictions applicable to Awards; (viii) the form of each Award Agreement, which need not be the same for each Participant; (ix) the other terms and provisions of any Award (which need not be identical); and (x) the schedule for lapse of forfeiture

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restrictions or restrictions on exercisability of an Award and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines. The Committee shall have the authority to modify existing Awards, subject to Article 16 of this Plan. Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards other than as provided in an Award Agreement.
4.3 Award Agreement. Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.
4.4 Decisions Binding. The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.
ARTICLE 5
STOCK SUBJECT TO THE PLAN
5.1 Number of Shares. Subject to adjustment provided in Section 5.3, the total number of shares of Stock subject to all Awards under the Plan shall be Two Million Three Hundred Thousand (2,300,000). Notwithstanding the above, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be Two Million Three Hundred Thousand (2,300,000). The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.
5.2 Availability of Stock for Grant. Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise. Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.
5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. Moreover, in the event of such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the

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Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424 of the Code. Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.
5.4 Annual Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant, who is a Covered Employee, during any of the Company’s fiscal years with respect to one or more Awards shall be Five Hundred Thousand (500,000).
ARTICLE 6
STOCK OPTIONS
6.1 Grant of Options. Subject to the provisions of Article 5 and this Article 6, the Committee, at any time and from time to time, may grant Options to such Participants and in such amounts as it shall determine.
(a) Exercise Price. No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.
(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.
(d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement. The Award Agreement shall reflect the Committee’s determinations regarding the exercise price, time and conditions of exercise, and forms of payment for the Option and such additional provisions as may be specified by the Committee.
(e) No Repricing of Options. The Committee shall not reprice any Options previously granted under the Plan without first obtaining stockholder approval.

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6.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Participants who are Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:
(a) Exercise Price. Subject to Section 6.2(e), the exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.
(b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.
(c) Lapse of Option. An Incentive Stock Option shall lapse in the following circumstances:
(i) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.
(ii) The Incentive Stock Option shall lapse 90 days following the effective date of the Participant’s Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.
(iii) If the Participant has a Termination of Employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the scheduled expiration date of the Option; or (b) 12 months after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.
(d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
(e) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five years from the Grant Date.
(f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10) anniversary of the Effective Date, unless the stockholders of the Company vote to approve an extension of the Plan prior to such expiration date.

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(g) Right to Exercise. Except as provided in Section 6.2(c)(iii), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.
ARTICLE 7
RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK
7.1 Grant of Restricted Stock Rights and Restricted Stock. Subject to the provisions of Article 5 and this Article 7, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.
7.2 Restricted Stock Rights.
(a) Voting Rights. During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.
(b) Form and Timing of Payment. Payment for any vested Restricted Stock Rights Award issued pursuant to this Article 7 shall be made in one lump sum payment of shares of Stock, cash or a combination thereof, equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock. As a general rule, the shares payable under any Restrict Stock Rights Award shall be made on or before June 15 of the calendar year following the calendar year in which the Restricted Stock Rights vest in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).
7.3 Grant of Restricted Stock.
(a) Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock). These restrictions may lapse separately or in combination at such times and pursuant to such circumstances, as the Committee determines at the time of the grant of the Award or thereafter.
(b) Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment or the failure to satisfy one or more performance criteria during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
(c) Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

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ARTICLE 8
PERFORMANCE SHARES, PERFORMANCE SHARE UNITS AND PERFORMANCE CASH AWARDS
8.1 Grant of Performance Shares or Performance Share Units. Subject to the provisions of Article 5 and this Article 8, Performance Shares or Performance Share Units may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares or Performance Share Units granted to each Participant.
8.2 Value of Performance Shares or Performance Share Units. Each Performance Share and each Performance Share Unit shall have a value determined by the Committee at the time of grant. The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which the goals are met, will determine the ultimate value of the Performance Share or Performance Share Units to the Participant.
8.3 Form and Timing of Payment. Payment for vested Performance Shares shall be made in Stock. Payments for vested Performance Share Units shall be made in cash, Stock or a combination thereof as determined by the Committee. All payments for Performance Shares and Performance Share Units shall be made in a lump sum. As a general rule, payment for Performance Shares or Performance Share Units shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Shares or Performance Share Units arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).
8.4 Performance Cash Awards. Subject to the Provisions of this Article 8, Performance Cash Awards may be granted to Participants at any time and from time to time as determined by the Committee. A Performance Cash Award grants a Participant the right to receive an amount of cash depending on the satisfaction of one or more goals (including Performance Goals) for a particular period (including a Performance Period), as determined by the Committee. The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant. Payment for Performance Cash Awards shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Cash Award arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

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ARTICLE 9
STOCK APPRECIATION RIGHTS
9.1 Grant of Stock Appreciation Rights. Subject to the provisions of Article 5 and this Article 9, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised. When SARs are granted in connection with the grant of an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code. Alternatively, SARs may be granted independently of Options.
9.2 Exercisability of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.
9.3 Exercise of SARs. Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the difference, if any, of the Fair Market Value of a share of Stock on the date of exercise over the price of the SAR fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by (b) the number of shares with respect to which the SAR is exercised.
9.4 Form and Timing of Payment. Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.
ARTICLE 10
STOCK GRANT AWARDS
Subject to the provisions of Article 5 and this Article 10, Stock Grant Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee. A Stock Grant Award grants a Participant the right to receive (or purchase at such price as determined by the Committee) shares of Stock free of any vesting restrictions. Any purchase price for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee. A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant. All Stock Grant Awards will be evidenced by a written Award Agreement.

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ARTICLE 11
PERFORMANCE-BASED AWARDS
11.1 Grant of Performance-Based Awards. Options granted to Covered Employees pursuant to Article 6 and SARs granted to Covered Employees pursuant to Article 9 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code. The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Article 7 and/or some or all of the Performance Shares, Performance Share Units or Performance Cash Awards granted to Covered Employees pursuant to Article 8 and/or some or all of the Stock Grant Awards granted to Covered Employees pursuant to Article 10 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code. If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Article 11 shall control over any contrary provision contained in Articles 7, 8 or 10. If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Article 11 shall not apply.
11.2 Applicability. This Article 11 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.
11.3 Committee Discretion with Respect to Performance-Based Awards. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, or any division or business unit thereof or the Participant or any group of Participants.
11.4 Establishment of Performance Goals. The Performance Goals for any Performance-Based Award granted pursuant to this Article 11 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.
11.5 Performance Evaluation; Adjustment of Goals. At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:
(a) Judgments entered or settlements reached in litigation;
(b) The write down of assets;
(c) The impact of any reorganization or restructuring;
(d) The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

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(e) Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders or Annual Report on Form 10-K, as the case may be, for the applicable year;
(f) The impact of any mergers, acquisitions, spin-offs or other divestitures; and
(g) Foreign exchange gains and losses.
The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code. The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants: (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.
11.6 Adjustment of Performance-Based Awards. The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals. Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award. The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.
11.7 Payment of Performance-Based Awards. Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.
11.8 Certification by Committee. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.
11.9 Maximum Award Payable. In accordance with Section 5.4, the maximum Performance-Based Award payable to any one participant for a Performance Period is Five Hundred Thousand (500,000) shares of Stock, or if the Performance-Based Award is paid in cash, the maximum Performance-Based Award will be determined by multiplying Five Hundred Thousand (500,000) by the Fair Market Value of one share of Stock as of the first day of the Performance Period.

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ARTICLE 12
CHANGE IN CONTROL
Notwithstanding any other provision in the Plan to the contrary, the Committee, in its sole discretion, may determine that upon a Change in Control, all or any portion of an Award shall automatically become immediately vested and/or exercisable and that the restrictions relating to such Award shall lapse. If such determination is made by the Committee with respect to a Performance-Based Award, the award shall vest on a pro-rata basis at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement. All determinations made pursuant to this Article 12 shall be made in the applicable Award Agreement.
ARTICLE 13
NON-TRANSFERABILITY
13.1 General. The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan. Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.
13.2 Beneficiary Designation. Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.
13.3 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

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ARTICLE 14
COMPANY DISCRETION
14.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.
14.2 Participant. No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.
14.3 No Rights to Awards. No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, Employees, and other persons uniformly.
ARTICLE 15
SUBSTITUTION OF AWARDS
Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of the Company as the result of a merger, consolidation or reorganization of the corporation with the Company, or the acquisition by the Company of the assets of the corporation, or the acquisition by the Company of stock of the corporation as the result of which such corporation becomes an Affiliate or a subsidiary of the Company. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted. However, in the event that the Award for which a substitute Award is being granted is an Incentive Stock Option, no variation shall adversely affect the status of any substitute Award as an Incentive Stock Option under the Code. In addition, in the event that the award for which a substitute Award is being granted is a Non-Qualified Stock Option or a Stock Appreciation Right that otherwise satisfies the requirements of the “stock rights exception” to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.
ARTICLE 16
AMENDMENT, MODIFICATION, AND TERMINATION
The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the stockholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed. Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan. No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the

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consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder). Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the stockholders: (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the Grant Date; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR. Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code as set forth in Section 19.3.
ARTICLE 17
TAX WITHHOLDING
17.1 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan. To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.
17.2 Form of Payment. To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount; or (d) personal check or other cash equivalent acceptable to the Company.
17.3 Tax upon Disposition of Shares Subject to Section 422 Restrictions. In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse, of any shares of Stock of the Company that are deemed to have been purchased by the Participant pursuant to an Incentive Stock Option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition. Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock. If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

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ARTICLE 18
INDEMNIFICATION
Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.
ARTICLE 19
REQUIREMENTS OF LAW
19.1 Requirements of Law. The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.
19.2 Governing Law. The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of California. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be subject to ERISA.
19.3 Section 409A of the Code.
(a) General Compliance. Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Grant Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code. If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto. An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and

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the Department of Treasury. To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.
(b) Delay for Specified Employees. If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death). Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.
(c) Prohibition on Acceleration or Deferral. Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code. If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions. In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.
19.4 Securities Law Compliance. With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act. Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

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19.5 Restrictions. The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.
ARTICLE 20
GENERAL PROVISIONS
20.1 Funding. The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan. Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.
20.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.
20.3 Titles and Headings. The titles and headings of the Articles in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
20.4 Successors and Assigns. The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.
20.5 Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any agreement and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock if required by Section 13.3, shall remain in full force and effect.

CryoPort, Inc.

By:

Name:

Date	Title:

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IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS:	PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒

“FOR” PROPOSALS 1 THRU 4.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1.

PROPOSAL 1. Election of Directors. Nominees: 01 Carlton M. Johnson, Jr.; 02 Adam M. Michelin; 03 Karen M. Muller; 04 Larry G. Stambaugh	☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:

	FOR	AGAINST	ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2, 3 AND 4.

PROPOSAL 2. Ratify the Audit Committee’s selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year 2011.	☐	☐	☐

PROPOSAL 3. Approve amendment to Amended and Restated Articles of Incorporation to create class of undesignated (blank check) preferred stock consisting of 2,500,000 shares.	☐	☐	☐

PROPOSAL 4. Approve the Company’s 2011 Stock Incentive Plan.	☐	☐	☐
By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Signature	Date	Signature	Date

NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such.
YOUR VOTE IS IMPORTANT!
PLEASE VOTE

CRYOPORT, INC.
This Proxy is Solicited on Behalf of the Board of Directors
For the 2011 Annual Meeting of Stockholders
To Be Held Thursday, September 22, 2011, at 10 a.m. PDT
The undersigned hereby appoints Larry G. Stambaugh and Robert S. Stefanovich, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of CRYOPORT, INC. to be held on September 22, 2011 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.
IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.
YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.
PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION,
DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy